Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of September, 2021.

/s/ Richard L. Baum
Richard L Baum

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of September, 2021

/s/ Susan Benedict
Susan Benedict

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of September, 2021.

/s/ Patrick W. Cavanagh
Patrick W. Cavanagh

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of September, 2021.

/s/ William Cooke
William Cooke

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of September, 2021.

/s/ Paul Frascoia
Paul Frascoia

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of September, 2021.

/s/ James Illikman
James Illikman

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Byrd Douglas Cain, III, President and Chief Executive Officer and Brian P. Loftus, Vice President and Chief Financial Officer, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Unique Fabricating, Inc. (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of September, 2021.

/s/ Mary Kim Korth
Mary Kim Korth